Exhibit 99.1

ZimVie Announces Definitive Agreement to be Acquired by ARCHIMED for $19.00 Per

Share in Cash

Transaction expected to close by year-end 2025

PALM BEACH GARDENS, Florida, July 21, 2025 (GLOBE NEWSWIRE) – ZimVie Inc. (“ZimVie”) (Nasdaq: ZIMV), a global life sciences leader in the dental implant market, today announced their entry into a definitive agreement pursuant to which ZimVie will be acquired by an affiliate of ARCHIMED (“ARCHIMED”), an investment firm focused exclusively on healthcare industries.

Under the terms of the merger agreement, ZimVie stockholders will receive $19.00 in cash for each share of ZimVie common stock outstanding at the closing of the transaction, corresponding to an enterprise value of approximately $730 million. The per share price represents a premium of 99% to the ZimVie 90-day volume-weighted average price (VWAP) of $9.57 per share.

“This transaction marks a new chapter for ZimVie and underscores the value our team has built over the past several years,” said Vafa Jamali, Chairman of the Board and Chief Executive Officer of ZimVie. “Partnering with ARCHIMED will create value for our shareholders while providing the strategic and financial backing to expand our innovative dental technology to more patients globally.”

“We’re excited to partner with ZimVie and its talented team,” said André-Michel Ballester, Managing Partner, at ARCHIMED. “The company has strong fundamentals and compelling growth potential, and we look forward to supporting its next chapter.”

Approvals and Timing

The Board of Directors of ZimVie has unanimously approved the transaction. The transaction is expected to close by year-end 2025, subject to the satisfaction of customary closing conditions, including approval by ZimVie’s stockholders and applicable regulatory approvals. The transaction is not subject to a financing condition. Prior to the deal’s closing, ZimVie is operating business as usual, separately from ARCHIMED.

Upon completion of the transaction, ZimVie will become a privately held company and ZimVie’s shares will no longer be listed on the NASDAQ stock exchange.

Go-Shop Period

Under the terms of the merger agreement, ZimVie, with the assistance of Centerview Partners, its financial advisor, may solicit proposals from third parties for a period of 40 days continuing through midnight, New York City time, on August 29, 2025. ZimVie does not anticipate disclosing any developments regarding this process unless and until its Board of Directors makes a decision with respect to a potential superior proposal. There can be no assurance that the solicitation process will result in a superior proposal.

Advisors

Centerview Partners is serving as exclusive financial advisor to ZimVie, and Cravath, Swaine & Moore LLP is serving as legal advisor. UBS Investment Bank is serving as exclusive financial advisor to ARCHIMED, and Latham & Watkins LLP is serving as legal advisor.

About ZimVie

ZimVie is a global life sciences leader in the dental implant market that develops, manufactures, and delivers a comprehensive portfolio of products and solutions designed to support dental tooth replacement and restoration procedures. From its headquarters in Palm Beach Gardens, Florida, and additional facilities around the globe, ZimVie works to improve smiles, function, and confidence in daily life by offering comprehensive tooth replacement solutions, including trusted dental implants, biomaterials, and digital workflow solutions. As a worldwide leader in this space, ZimVie is committed to advancing clinical science and technology foundational to restoring daily life. For more information about ZimVie, please visit us at www.ZimVie.com. Follow @ZimVie on Twitter, Facebook, LinkedIn, or Instagram.

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About ARCHIMED

With offices in Europe, North America and Asia, ARCHIMED is a leading investment firm focused exclusively on healthcare industries. Its mix of operational, medical, scientific and financial expertise allows ARCHIMED to serve as both a strategic and financial partner to healthcare businesses. Prioritized areas of focus include Animal & Environmental Health, Biopharma Products, Consumer Health, Diagnostics, Healthcare IT, Life Science Tools & Biologic Services, MedTech, and Pharma Services. ARCHIMED helps partners internationalize, acquire, innovate and expand their products and services. ARCHIMED manages €8 billion across its various funds. Since inception, ARCHIMED has been a committed Impact investor, both directly and through its EURÊKA Foundation. For more information about ARCHIMED, please visit www.archimed.group.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this release are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions

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to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this release are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this release.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its

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directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s stockholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the SEC, including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Media Contact Information:

ZimVie

Grace Flowers • Grace.Flowers@ZimVie.com

(561) 319-6130

Investor Contact Information:

Gilmartin Group LLC

Webb Campbell • Webb@gilmartinir.com

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